                                       Lutheran Brotherhood Family of Funds

                                                  Form N-SAR for
                                               Period Ended 07-16-04

                                                 INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
-----------       -----------------------------------------------------

    1.            Report on Shareholder Meeting  (Item 77.C.)

    2.            Changes in Control of Registrant (Item 77.H.)